Exhibit 10.31

AMENDMENT TO THE BUNGE MANAGEMENT SERVICES INC.
DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES

WHEREAS, Bunge Management Services Inc., (the “Company”) is the sponsor of the Bunge Management Services Inc., Deferred Compensation Plan for Certain Employees (as amended from time to time) (the “Plan”);

WHEREAS, the Company desires to amend the Plan to no longer permit Participants to make a Payment Election providing for monthly installment payments of their Deferred Amounts; and

WHEREAS, pursuant to Section 11 of the Plan, the Chief Executive Officer of Bunge Limited may amend the Plan from time to time;

NOW, THEREFORE, effective as of January 1, 2008, the Plan is hereby amended as follows:

1.             The definition of Payment Election in Section 2 of the Plan is hereby amended and restated in its entirety to read as follows:

“ “Payment Election” means an election as to the form and timing of distribution of Deferred Amounts elected in writing by a Participant at the time of his corresponding Deferral Election.  Unless the Committee determines otherwise, the form of distribution of an Account Value pursuant to a Payment Election may be in the form of a single lump sum payment or in up to twenty-five annual installments over twenty-five years.”

2.             A new Section 7(i) is hereby added to the Plan to read as follows:

                “(i)  Payment Elections — Monthly Installments.  Notwithstanding any provision in the Plan to the contrary, if a Participant’s Payment Election is in the form of monthly installment payments over a specified number of years (the “Original Payment Election”), the Committee may permit such Participant, to the extent permitted by Section 409A of the Code and the regulations and guidance promulgated thereunder, to amend his Original Payment Election effective as of January 1, 2008.  In the event that such Participant does not amend his Original Payment Election in accordance with this Section 7(i), effective as of January 1, 2008, the Participant’s Account Value shall be paid in the form of annual installment payments over the same number of years that the Participant specified in his Original Payment Election.”

Except to the extent set forth herein, the Plan shall remain in full force and effect without change or modification.

IN WITNESS WHEREOF, this amendment is duly executed and delivered this 19th day of December, 2007.

BUNGE LIMITED

By:	/s/ ALBERTO WEISSER
	Name:	Alberto Weisser
	Title:	Chief Executive Officer